UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2008

Pawfect Foods, Inc.

 (Exact name of registrant as specified in its charter)

Florida	333-131722	20-3823853
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0010

31-51 Steinway Street

Long Island City, NY 11103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this report gives effect to a corporate name change and  75.69060773 for one stock split which is contained in an amendment to our articles of incorporation which is to be filed with the Florida Secretary of State on July 21, 2008 and become effective on July 29, 2008.

Item 1.01.                                             Entry into a Material Definitive Agreement.

On July 14, 2008, Pawfect Foods, Inc. (the “Company”) acquired 100% ownership of Synergy Pharmaceuticals, Inc., a Delaware corporation (“Synergy-DE”) from Callisto Pharmaceuticals, Inc., a Delaware corporation (“Callisto”) and other holders of Synergy-DE shares in exchange for what will be 45,464,759 shares of the Company’s common stock (or approximately 70% of the Company’s outstanding common stock) after giving effect to:

•                  A 75.69060773 for one forward stock split

•                  The cancellation of 1,981,503.650 of 2,000,000 restricted shares owned by the Company’s principal stockholder

•                  A $3.0 million private placement of 5,000,000 shares of the Company’s common stock to private investors.

The transactions were completed under the terms of an Exchange Agreement dated as of July 11, 2008 (the “Exchange Agreement”), as amended and effective on July 14, 2008 among the Company, Callisto, Synergy-DE, a wholly-owned subsidiary of Callisto, and certain persons who were granted restricted stock awards in Synergy-DE common stock by the compensation committee of the board of directors of Callisto.  Callisto received 44,590,000 of the 45,464,760 shares of Company common stock exchanged of ownership of Synergy-DE and is now the holder of approximately 68% of the Company’s outstanding common stock.

The amendment to the Company’s articles of incorporation effecting the stock split also changes the Company’s name to Synergy Pharmaceuticals, Inc.

A copy of the Exchange Agreement and amendment are attached to this report as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets.

The information required to be disclosed in this Item 2.01 is incorporated herein by reference from Item 1.01.  Additional information concerning Synergy Pharmaceuticals Inc. is included in a Descriptive Memorandum to be filed by amendment as Exhibit 99.1 to this report.

Item 3.02               Unregistered Sales of Equity Securities.

Simultaneously with completing the transactions contemplated by the Exchange Agreement, the Company completed a private placement of  5,000,000 shares of common stock for aggregate gross proceeds of $3 million.  The shares of common stock issued in the private placement were issued in reliance upon the exemption from registration under the Securities Act of 1933, as amended, in reliance upon Rule 506 of Regulation D.  Each of the persons to whom securities were issued, represented that they were accredited investors and such sales were made without the payment of any consideration or assistance of any broker-dealer.

Item 5.01               Changes in Control of Registrant.

Upon consummation of the transactions contemplated by the Exchange Agreement, Callisto became the owner of 44,590,000 shares of common stock of the Company or approximately 68% of the outstanding common stock of the Company.

The following table indicates beneficial ownership of the Company’s common stock as of July 14, 2008:

•                  By each person or entity known by the Company to beneficially own more than 5% of the outstanding shares of its common stock;

•                  By each of the Company’s executive officers and directors; and

•                  By all of the Company’s executive officers and directors as a group.

Unless other indicated, the address of each beneficial owner listed below is c/o Synergy Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, NY 10170

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Percentage of beneficial ownership is based on 65,564,759 shares of our common stock issued and outstanding as of July 14, 2008.

Name of Beneficial Owner	Number of Shares		Percentage
Executive officers and directors:
Gabriele M. Cerrone	374,939	(1)	*
Gary S. Jacob, Ph.D.	374,939	(2)	*
Kunwar Shailubhai, Ph.D.	124,882	(3)	*
Bernard Denoyer	0	(4)	—
John Brancaccio	0	(5)	—
Chris McGuigan	0	(6)	—

Thomas Adams	0	(7)	—
All Officers and Directors as a Group (7 persons)	874,760		1.3

5% or greater holders:
Callisto Pharmaceuticals, Inc. 420 Lexington Avenue, Suite 1609 New York, NY 10170	44,590,000		68.0

(1)

Consists of shares of common stock which are subject to a Repurchase Agreement with Synergy Pharmaceuticals Inc. dated July 3, 2008 and assumed by the Company pursuant to the Exchange Agreement pursuant to which such shares are subject to repurchase by the Company in the event the holder is no longer an employee, officer, director or consultant to the Company. 50% of the shares are released from the repurchase option after one year from the date of the Repurchase Agreement and the remaining 50% are released from the repurchase option after two years from the date of the Repurchase Agreement. Does not include options to purchase 925,063 shares of common stock which vest over a period of 3 years and by their terms are not exercisable within 60 days.

(2)

Consists of shares of common stock which are subject to a Repurchase Agreement with Synergy Pharmaceuticals Inc. dated July 3, 2008 and assumed by the Company pursuant to the Exchange Agreement pursuant to which such shares are subject to repurchase by the Company in the event the holder is no longer an employee, officer, director or consultant to the Company. 50% of the shares are released from the repurchase option after one year from the date of the Repurchase Agreement and the remaining 50% are released from the repurchase option after two years from the date of the Repurchase Agreement. Does not include options to purchase 949,922 shares of common stock which vest over a period of 3 years and by their terms are not exercisable within 60 days.

(3)

Consists of shares of common stock which are subject to a Repurchase Agreement with Synergy Pharmaceuticals Inc. dated July 3, 2008 and assumed by the Company pursuant to the Exchange Agreement pursuant to which such shares are subject to repurchase by the Company in the event the holder is no longer an employee, officer, director or consultant to the Company. 50% of the shares are released from the repurchase option after one year from the date of the Repurchase Agreement and the remaining 50% are released from the repurchase option after two years from the date of the Repurchase Agreement. Does not include options to purchase 875,052 shares of common stock which vest over a period of 3 years and by their terms are not exercisable within 60 days.

(4)	Does not include options to purchase 150,034 shares of common stock which vest over a period of 3 years and by their terms are not exercisable within 60 days.

(5)	Does not include options to purchase 200,045 shares of common stock which vest over a period of 3 years and by their terms are not exercisable within 60 days.

(6)	Does not include options to purchase 200,045 shares of common stock which vest over a period of 3 years and by their terms are not exercisable within 60 days.

(7)	Does not include options to purchase 200,045 shares of common stock which vest over a period of 3 years and by their terms are not exercisable within 60 days.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

On July 14, 2008, under the terms of  the Exchange Agreement, Chris McGuigan, Gabriele M. Cerrone, Gary S. Jacob, John Brancaccio and Thomas Adams were appointed directors of the Company and Pietro Gattini resigned as Chief Executive Officer and director of the Company. Additionally on July 14, 2008, Gary S. Jacob was appointed President and Acting Chief Executive Officer of the Company,

Gabriele M. Cerrone was appointed Chairman,  Kunwar Shailubhai was appointed Chief Scientific Officer and Bernard Denoyer was appointed Senior Vice President, Finance.  Disclosure required by Item 401(e) of Regulation S-K is included in the Descriptive Memorandum which will be filed by amendment as Exhibit 99.1 to this report.

Item 9.01.              Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

The financial statements required to be filed with this Item 9.01 will be filed no later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b)         Pro Forma Financial Information.

The pro forma financial information required to be filed with this Item 9.01 will be filed no later than 71 days after the date this Current Report on Form 8-K is required to be filed

(d)         Exhibits.

2.1                                 Exchange Agreement dated July 11, 2008 among Callisto Pharmaceuticals, Inc., Synergy Pharmaceuticals Inc., the individuals named on the signature page thereto and Pawfect Foods, Inc.

2.2                                 Amendment to Exchange Agreement  dated July 14, 2008 among Callisto Pharmaceuticals, Inc. Synergy Pharmaceuticals Inc., the individual parties named on the signature page thereto and Pawfect Foods, Inc.

3.1                                 Form of Amendment to the Articles of Incorporation of Pawfect Foods, Inc. to be filed on July 21, 2008.

4.1                                 Pawfect Foods, Inc. 2008 Equity Compensation Incentive Plan.

10.3                           Form of Restricted Stock Agreement*

10.4                           Form of Executive Non-Statutory Stock Option Agreement*

10.5                           Form of Non-Executive Non-Statutory Stock Option Agreement*

99.1                           Descriptive Memorandum**

                                                * Management contract or compensatory plan or arrangement required to be filed as an exhibit to this form pursuant to Item 601 of Regulation S-K.

**to be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    July 18, 2008

PAWFECT FOODS, INC.

By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Acting Chief Executive Officer